EXTENSION AGREEMENT
                      RE; LEASE DATFI) EEBRUARY . 1995
                      BENDELI. REALTY. L.L.C.. LANDLORI) and
               MAJOR ChRYSLER PlYMOUTH JEEI~ EA(il E. INC.. TENAN V

                   PREMISES:  34-2045111 Street. l..l.C.. NY

      WHEREAS, LANDLORI) and TENANT acknov. ledge that the aboxe lease H. and between BENDIELL REAllY. L.L.C.. LANDLORD and MAJOR CI IRYSLER PLYMOI III JEEP EAG[ 1K INC.. ] ILNANT is in full force and effect (the `lease'): and

      WI IEREAS. the Lease had a stated termination date of l)ecember 31, 1995: and

      WI JEREAS. thereafter, by Extension Agreement dated Nlay 29. 1996. the termination date was e\tended to December 31, 1996: and

      WhEREAS. LANDLORD and lENAN F desire'to further extend the l.ease to December 31, 1997:

      NOW. TI IEREI:ORE. in consideration of the premises, and for other good and x aluable consideration receipt X% hereof is herebx acknowledged. the parties agree as follows:

      I.    The lease termination date is modified to December 31. 1997.

      2. Except as modified herein, the lease remains in full force and effoct.

 Dated:     August 14. 1997

                           BRUCE BENDEI.I. and I IAROID BENI)EIL. lANDIORI)

                           BY: IsI Bruce Bendell BRUCE BENDEIl.

BY:   /s/ I Iar~.Id Bendehi

        HAROI.D BLN[)l:I.I.

MAJOR DOI)GE. INC. (formerly known as MAJOR CIIRYSIER-PLYMOLUl. INC.), FENAN F
BY: is! Bruce Bendell

        BRUCE BENI)EI.I.